                                 Exhibit (e)(2)

 Revised Schedule A-E dated April 1, 2002 to the Distribution Agreement between
           One Group Mutual Funds and One Group Dealer Services, Inc.

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

Name of the Fund

Money Market Funds

U.S. Treasury Securities Money Market Fund
Prime Money Market Fund
U.S. Government Securities Money Market Fund
Municipal Money Market Fund
Ohio Municipal Money Market Fund
Michigan Municipal Money Market Fund
Institutional Prime Money Market Fund
Treasury Only Money Market Fund
Government Money Market Fund
Institutional Municipal Money Market Fund

Equity Funds

Equity Income Fund
Mid Cap Value Fund
Mid Cap Growth Fund
International Equity Index Fund
Large Cap Value Fund
Equity Index Fund
Balanced Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Technology Fund
Health Sciences Fund
Investor Growth Fund
Investor Growth & Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund

Fixed Income Funds

Income Bond Fund
Short-Term Bond Fund
Intermediate Tax-Free Bond Fund
Ohio Municipal Bond Fund
Government Bond Fund
Ultra Short-Term Bond Fund
Treasury & Agency Fund
High Yield Bond Fund
Bond Fund
Mortgage-Backed Securities Fund
Municipal Income Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Intermediate Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund

One Group Mutual Funds                     One Group Dealer Services, Inc.


By: /s/ Michael V. Wible                   By: /s/ Robert L. Young
   ------------------------------------       ---------------------------------

Date: April 1, 2002                        Date: April 1, 2002
     ----------------------------------         -------------------------------

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

                     Shares Subject to Front-End Sales Load

Name of the Fund

Equity Funds
Equity Income Fund
Mid Cap Value Fund
Mid Cap Growth Fund
International Equity Index Fund
Large Cap Value Fund
Equity Index Fund
Balanced Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Technology Fund
Health Sciences Fund
Investor Growth Fund
Investor Growth & Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund

Fixed Income Funds
Income Bond Fund
Short-Term Bond Fund
Intermediate Tax-Free
Bond Fund
Ohio Municipal Bond Fund
Government Bond Fund
Ultra Short-Term Bond Fund
High Yield Bond Fund
Bond Fund
Treasury & Agency Fund
Municipal Income Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Intermediate Bond Fund

Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund

One Group Mutual Funds                   One Group Dealer Services, Inc.


By: /s/ Michael V. Wible                 By: /s/ Robert L. Young
   ------------------------------           -----------------------------------

Date: April 1, 2002                      Date: April 1, 2002
     ----------------------------             ---------------------------------

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

                            Distribution Plan Shares

Name of the Fund

Money Market Funds
U.S. Treasury Securities Money Market Fund -- Service Class Shares U.S. Treasury Securities Money Market Fund -- Class A Shares
Prime Money Market Fund -- Class A Shares
Prime Money Market Fund -- Service Class Shares
U.S. Government Securities Money Market Fund -- Service Class Shares U.S. Government Securities Money Market Fund -- Class A Shares
Municipal Money Market Fund -- Class A Shares
Municipal Money Market Fund -- Service Class Shares
Ohio Municipal Money Market Fund -- Class A Shares
Ohio Municipal Money Market Fund -- Service Class Shares
Michigan Municipal Money Market Fund -- Class Service Shares
Michigan Municipal Money Market Fund -- Class A Shares

Equity Funds
Equity Income Fund  -- Class A Shares
Mid Cap Value Fund  -- Class A Shares
Mid Cap Growth Fund  -- Class A Shares
International Equity Index Fund -- Class A Shares
Large Cap Value Fund -- Class A Shares
Equity Index Fund -- Class A Shares
Balanced Fund -- Class A Shares
Large Cap Growth Fund -- Class A Shares
Diversified Equity Fund -- Class A Shares
Small Cap Growth Fund -- Class A Shares
Diversified Mid Cap Fund -- Class A Shares
Small Cap Value Fund -- Class A Shares
Diversified International Fund -- Class A Shares
Market Expansion Index Fund -- Class A Shares
Technology Fund - Class A Shares
Health Sciences Fund - Class A Shares
Investor Growth Fund -- Class A Shares
Investor Growth & Income Fund -- Class A Shares
Investor Balanced Fund -- Class A Shares
Investor Conservative Growth Fund -- Class A Shares

Fixed Income Funds
Income Bond Fund -- Class A Shares

Short-Term Bond Fund -- Class A Shares
Government Bond Fund -- Class A Shares
Ultra Short-Term Bond Fund -- Class A Shares
Treasury & Agency Fund -- Class A Shares
High Yield Bond Fund -- Class A Shares
Bond Fund -- Class A Shares
Mortgage Backed Securities Fund -- Class A Shares
Intermediate Tax-Free Bond Fund -- Class A Shares
Ohio Municipal Bond Fund -- Class A Shares
Intermediate Bond Fund -- Class A Shares
Arizona Municipal Bond Fund -- Class A Shares
Kentucky Municipal Bond Fund -- Class A
Louisiana Municipal Bond Fund -- Class A Shares
Michigan Municipal Bond Fund -- Class A Shares
Short-Term Municipal Bond Fund -- Class A Shares
Tax-Free Bond Fund -- Class A Shares
Municipal Income Fund -- Class A Shares
West Virginia Municipal Bond Fund -- Class A Shares
Ultra Short-Term Bond Fund -- Class C Shares
Short-Term Bond Fund -- Class C Shares
Short-Term Municipal Bond Fund -- Class C Shares


One Group Mutual Funds                       One Group Dealer Services, Inc.



By: /s/ Michael V. Wible                     By: /s/ Robert L. Young
   -------------------------------              -------------------------------

Date: April 1, 2002                          Date: April 1, 2002
     -----------------------------                -----------------------------

                                   SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

                                  CDSC Classes

Name of the Fund

Money Market Funds
U.S. Treasury Securities Money Market Fund-- Class B Shares
Prime Money Market Fund-- Class B Shares

Equity Funds
Equity Income Fund  -- Class B Shares
Mid Cap Value Fund  -- Class B Shares
Mid Cap Growth Fund   -- Class B Shares
International Equity Index Fund -- Class B Shares
Large Cap Value Fund -- Class B Shares
Equity Index Fund -- Class B Shares
Balanced Fund -- Class B Shares
Large Cap Growth Fund -- Class B Shares
Diversified Equity Fund -- Class B Shares
Small Cap Growth Fund -- Class B Shares
Diversified Mid Cap Fund -- Class B Shares
Small Cap Value Fund -- Class B Shares
Diversified International Fund -- Class B Shares
Market Expansion Index Fund -- Class B Shares
Technology Fund - Class B Shares
Health Sciences Fund - Class B Shares
Investor Growth Fund -- Class B Shares
Investor Growth & Income Fund -- Class B Shares
Investor Balanced Fund -- Class B Shares
Investor Conservative Growth Fund -- Class B Shares

Fixed Income Funds
Income Bond Fund -- Class B Shares
Short-Term Bond Fund -- Class B Shares
Treasury & Agency Fund -- Class B Shares
Government Bond Fund -- Class B Shares
Ultra Short-Term Bond Fund -- Class B Shares
Intermediate Bond Fund -- Class B Shares
High Yield Bond Fund -- Class B Shares
Bond Fund -- Class B Shares
Intermediate Tax-Free Bond Fund -- Class B Shares
Ohio Municipal Bond Fund -- Class B Shares
Michigan Municipal Bond Fund -- Class B Shares
Short-Term Municipal Bond Fund -- Class B Shares
Tax-Free Bond Fund -- Class B Shares

Municipal Income Fund -- Class B Shares
West Virginia Municipal Bond Fund -- Class B Shares
Kentucky Municipal Bond Fund -- Class B Shares
Arizona Municipal Bond Fund -- Class B Shares
Louisiana Municipal Bond Fund -- Class B Shares

One Group Mutual Funds                       One Group Dealer Services, Inc.



By: /s/ Michael V. Wible                     By: /s/ Robert L. Young
   -------------------------------              -------------------------------

Date: April 1, 2002                          Date: April 1, 2002
     -----------------------------                -----------------------------

                                   SCHEDULE E
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

                                  CDSC Classes

Name of the Fund

Equity Funds
Equity Income - Class C Shares
Mid Cap Value Fund - Class C Shares
Mid Cap Growth Fund - Class C Shares
Equity Index Fund - Class C Shares
Large Cap Value Fund - Class C Shares
Balanced Fund - Class C Shares
International Equity Index Fund - Class C Shares
Large Cap Growth Fund - Class C Shares
Diversified Equity Fund - Class C Shares
Small Cap Growth Fund - Class C Shares
Diversified Mid Cap Fund -- Class C Shares
Small Cap Value Fund -- Class C Shares
Diversified International Fund -- Class C Shares
Market Expansion Index Fund -- Class C Shares
Technology Fund - Class C Shares
Health Sciences Fund - Class C Shares
Investor Aggressive Growth Fund -- Class C Shares
Investor Growth Fund -- Class C Shares
Investor Growth & Income Fund -- Class C Shares
Investor Balanced Fund -- Class C Shares
Investor Conservative Growth Fund -- Class C Shares

Fixed Income Funds
Income Bond Fund -- Class C Shares
Government Bond Fund -- Class C Shares
Treasury & Agency Fund -- Class C Shares
High Yield Bond Fund -- Class C Shares
Bond Fund -- Class C Shares
Intermediate Tax-Free Bond Fund -- Class C Shares
Ohio Municipal Bond Fund -- Class C Shares
Intermediate Bond Fund -- Class C Shares
Arizona Municipal Bond Fund -- Class C Shares
Louisiana Municipal Bond Fund -- Class C Shares
Michigan Municipal Bond Fund -- Class C Shares
Municipal Bond Fund -- Class C Shares
Municipal Income Fund-- Class C Shares
West Virginia Municipal Bond Fund -- Class C Shares
Kentucky Municipal Bond Fund
Investor Fixed Income Fund -- Class C Shares

Money Market Funds
Prime Money Market Fund -- Class C Shares
U.S. Treasury Securities Money Market Fund -- Class C Shares
U.S. Government Securities Money Market Fund -- Class C Shares
Municipal Money Market Fund -- Class C Shares
Ohio Municipal Money Market Fund -- Class C Shares
Michigan Municipal Money Market Fund -- Class C Shares


One Group Mutual Funds                       One Group Dealer Services, Inc.



By: /s/ Michael V. Wible                     By: /s/ Robert L. Young
   -------------------------------              -------------------------------

Date: April 1, 2002                          Date: April 1, 2002
     -----------------------------                -----------------------------